Prospectus Supplement	February 14, 2019

Putnam Global Sector Fund
Prospectus dated February 28, 2018

Effective February 28, 2019, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management
Investment advisor
Putnam Investment Management, LLC

Portfolio manager
Kathryn Lakin, Director of Equity Research, portfolio manager of the fund since 2016

Sub-advisors
Putnam Investments Limited*
The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Effective February 28, 2019, the following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund?:

Portfolio manager. The officer of Putnam Management identified below is primarily responsible for the day-to-day management of the fund’s portfolio.

Joined
Portfolio manager	fund	Employer	Positions over past five years
Kathryn Lakin	2016	Putnam Investments	Director of Equity Research
		Limited	Previously, Co-Director of Equity
		2012–Present	Research, Assistant Director of
Global Equity Research

The SAI provides information about this individual’s compensation, other accounts managed by this individual and this individual’s ownership of securities in the fund.

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